UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:

February 7, 2005

(Date of earliest event reported)

RAYOVAC CORPORATION

(Exact Name of Registrant as Specified in Charter)

Wisconsin	001-13615	22-2423556
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328

(Address of principal executive offices, including zip code)

(770) 829-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment to the Current Report on Form 8-K amends the Current Report on Form 8-K filed by Rayovac Corporation (the “Company” or the “Registrant”) on February 11, 2005.

Item 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On February 11, 2005, the Company filed with the U.S. Securities and Exchange Commission a Current Report on Form 8-K with respect, among other events, to the Company’s acquisition, on February 7, 2005, of all of the outstanding equity interests of United Industries Corporation (“United”).

This Amendment to the Current Report on Form 8-K is filed solely to include the financial statements and pro forma financial information described in Item 9.01 below.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired.

(i) The unaudited consolidated balance sheets of United and its subsidiaries as of September 30, 2004 and 2003 and the related consolidated statements of operations and comprehensive income for the three and nine months ended September 30, 2004 and 2003, cash flows for the nine months ended September 30, 2004 and 2003, and the notes to such consolidated financial statements (which were previously filed by United on Form 10-Q with the SEC on November 15, 2004) are included as Exhibit 99.1 to this report and incorporated herein by reference.

(ii) The audited consolidated balance sheets of United and its subsidiaries as of December 31, 2003 and 2002 and the related consolidated statements of operations and comprehensive income, cash flows and changes in stockholders’ equity (deficit) for the fiscal years ended December 31, 2003, 2002 and 2001, and the notes and schedules to such consolidated financial statements, together with the report of independent auditors thereto (which were previously filed by United on Form 10-K with the SEC on March 17, 2004) are included as Exhibit 99.2 to this report and incorporated herein by reference.

(iii) The unaudited consolidated balance sheets of The Nu-Gro Corporation (“Nu-Gro”) and its subsidiaries as of March 31, 2004 and 2003 and the related consolidated statements of income and comprehensive income and cash flows for the three and six months ended March 31, 2004 and 2003, and the notes to such consolidated financial statements are included as Exhibit 99.3 to this report and incorporated herein by reference.

(iv) The audited consolidated balance sheets of Nu-Gro and its subsidiaries as of September 30, 2003 and 2002 and the related consolidated statements of income and comprehensive income, changes in shareholders’ equity and cash flows for the years ended September 30, 2003 and 2002, and the notes to such consolidated financial statements, together with the report of independent auditors thereto (which were previously filed by United on Form 8-K/A with the SEC on July 9, 2004) are included as Exhibit 99.4 to this report and incorporated herein by reference.

(v) The unaudited consolidated balance sheets of United Pet Group, Inc. (“UPG”) as of June 30, 2004 and the related consolidated statements of operations and comprehensive income and cash flows for the six months ended June 30, 2004 and 2003, and the notes to such consolidated financial statements (which were previously filed by United on Form 8-K/A with the SEC on October 14, 2004) are included as Exhibit 99.5 to this report and incorporated herein by reference.

(vi) The audited consolidated balance sheets of UPG December 31, 2003 and 2002 and the related consolidated statements of operations and comprehensive income, stockholders’ equity (deficit) and cash flows for the years ended December 31, 2003, 2002 and 2001, and the notes to such consolidated financial statements, together with the report of independent auditors thereto (which were previously filed by United on Form 8-K/A with the SEC on October 14, 2004) are included as Exhibit 99.6 to this report and incorporated herein by reference.

(b)	Pro Forma Financial Information.

(i) The Company’s unaudited pro forma condensed consolidated balance sheet as of September 30, 2004 and the unaudited pro forma condensed consolidated statement of operations for the year ended September 30, 2004 are included as Exhibit 99.7 to this report and incorporated herein by reference. This information was previously furnished by the Company on Form 8-K with the SEC on January 31, 2005; however, certain pro forma amounts included in the Form 8-K filed with the SEC on January 31, 2005 have been updated to reflect preliminary valuation data obtained subsequent to that date.

(ii) United’s unaudited pro forma financial information as of and for the nine months ended September 30, 2004 and for the year ended December 31, 2003 relating to United’s acquisition of Nu-Gro and its merger with and into UPG (which were previously furnished by the Company on Form 8-K with the SEC on January 6, 2005) is included as Exhibit 99.8 to this report and incorporated herein by reference.

(c)	Exhibits

Exhibit Number	Description of Exhibit
3.1*	Amendment to the By-laws of Rayovac Corporation, effective as of February 7, 2005

4.1*	Indenture dated as of February 7, 2005 by and among Rayovac Corporation, certain of Rayovac Corporation’s domestic subsidiaries and U.S. Bank National Association

4.2*	Third Supplemental Indenture dated as of February 7, 2005 to the Indenture dated as of September 30, 2003 by and among Rayovac Corporation, certain of Rayovac Corporation’s domestic subsidiaries and U.S. Bank National Association

4.3*	Registration Rights Agreement dated as of February 7, 2005 by and between Rayovac Corporation, certain of Rayovac’s domestic subsidiaries, Banc of America Securities LLC, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and ABN AMRO Incorporated

10.1*	Fourth Amended and Restated Credit Agreement dated as of February 7, 2005 by and among Rayovac Corporation, the Subsidiary Borrowers named therein, Bank of America, N.A., Citicorp North America, Inc., Merrill Lynch Capital Corporation, the other lenders party thereto, Banc of America Securities LLC, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

10.2*	Security Agreement dated February 7, 2005 made by Rayovac Corporation and the other persons signatory thereto

10.3*	ROV Guaranty dated as of February 7, 2005 made by certain subsidiaries of Rayovac Corporation

10.4*	KGaA Guaranty dated as of February 7, 2005 made by Rayovac Corporation and certain subsidiaries of Rayovac Corporation

10.5*	UK Guaranty dated as of February 7, 2005 made by Rayovac Corporation and certain subsidiaries of Rayovac Corporation

10.6*	Registration Rights Agreement dated as of February 7, 2005 by and between Rayovac Corporation and certain former shareholders of United Industries Corporation

10.7*	Standstill Agreement dated as of February 7, 2005 by and between Rayovac Corporation, Thomas H. Lee Equity Fund IV, L.P., THL Equity Advisors IV, LLC, Thomas H. Lee Partners, L.P. and Thomas H. Lee Advisors, L.L.C.

23.1	Consent of Independent Auditors of United Industries Corporation

23.2	Consent of Independent Auditors of The Nu-Gro Corporation

23.3	Consent of Independent Auditors of United Pet Group, Inc.

99.1	Unaudited Consolidated Financial Statements of United Industries Corporation

99.2	Audited Consolidated Financial Statements of United Industries Corporation

99.3	Unaudited Consolidated Financial Statements of The Nu-Gro Corporation

99.4	Audited Consolidated Financial Statements of The Nu-Gro Corporation

99.5	Unaudited Consolidated Financial Statements of United Pet Group, Inc.

99.6	Audited Consolidated Financial Statements of United Pet Group, Inc.

99.7	Unaudited Pro Forma Consolidated Financial Information of the Registrant

99.8	Unaudited Pro Forma Condensed Combined Financial Information of United Industries Corporation

*	Previously filed with the Registrant’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on February 11, 2005 and hereby incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2005	RAYOVAC CORPORATION

	By:	/s/ Randall J. Steward
	Name:	Randall J. Steward
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
3.1*	Amendment to the By-laws of Rayovac Corporation, effective as of February 7, 2005

4.1*	Indenture dated as of February 7, 2005 by and among Rayovac Corporation, certain of Rayovac Corporation’s domestic subsidiaries and U.S. Bank National Association

4.2*	Third Supplemental Indenture dated as of February 7, 2005 to the Indenture dated as of September 30, 2003 by and among Rayovac Corporation, certain of Rayovac Corporation’s domestic subsidiaries and U.S. Bank National Association

4.3*	Registration Rights Agreement dated as of February 7, 2005 by and between Rayovac Corporation, certain of Rayovac’s domestic subsidiaries, Banc of America Securities LLC, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and ABN AMRO Incorporated

10.1*	Fourth Amended and Restated Credit Agreement dated as of February 7, 2005 by and among Rayovac Corporation, the Subsidiary Borrowers named therein, Bank of America, N.A., Citicorp North America, Inc., Merrill Lynch Capital Corporation, the other lenders party thereto, Banc of America Securities LLC, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

10.2*	Security Agreement dated February 7, 2005 made by Rayovac Corporation and the other persons signatory thereto

10.3*	ROV Guaranty dated as of February 7, 2005 made by certain subsidiaries of Rayovac Corporation

10.4*	KGaA Guaranty dated as of February 7, 2005 made by Rayovac Corporation and certain subsidiaries of Rayovac Corporation

10.5*	UK Guaranty dated as of February 7, 2005 made by Rayovac Corporation and certain subsidiaries of Rayovac Corporation

10.6*	Registration Rights Agreement dated as of February 7, 2005 by and between Rayovac Corporation and certain former shareholders of United Industries Corporation

10.7*	Standstill Agreement dated as of February 7, 2005 by and between Rayovac Corporation, Thomas H. Lee Equity Fund IV, L.P., THL Equity Advisors IV, LLC, Thomas H. Lee Partners, L.P. and Thomas H. Lee Advisors, L.L.C.

23.1	Consent of Independent Auditors of United Industries Corporation

23.2	Consent of Independent Auditors of The Nu-Gro Corporation

23.3	Consent of Independent Auditors of United Pet Group, Inc.

99.1	Unaudited Consolidated Financial Statements of United Industries Corporation

99.2	Audited Consolidated Financial Statements of United Industries Corporation

99.3	Unaudited Consolidated Financial Statements of The Nu-Gro Corporation

99.4	Audited Consolidated Financial Statements of The Nu-Gro Corporation

99.5	Unaudited Consolidated Financial Statements of United Pet Group, Inc.

99.6	Audited Consolidated Financial Statements of United Pet Group, Inc.

99.7	Unaudited Pro Forma Consolidated Financial Information of the Registrant

99.8	Unaudited Pro Forma Condensed Combined Financial Information of United Industries Corporation

*	Previously filed with the Registrant’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on February 11, 2005 and hereby incorporated by reference herein.